CERTIFICATION PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

I, Thomas W. Laming, President of TrendStar Investment Trust (the "Fund"),

certify that:

1.	The N-CSR of the Fund for the period ended March 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

_________/s/ Thomas W. Laming___________________

By: Thomas W. Laming, President

_______06/03/08___________________________

Date

CERTIFICATION PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

I, James R. McBride, Treasurer of TrendStar Investment Trust (the "Fund"),

certify that:

1.	The N-CSR of the Fund for the period ended March 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

_____/s/ James R. McBride______________________

By: James R. McBride, Treasurer

_____06/03/08____________________________

Date